HAMILTON LANE INCORPORATED REPORTS FOURTH QUARTER AND FISCAL YEAR 2026 RESULTS

CONSHOHOCKEN, PENN. – May 21, 2026 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the fourth quarter and full fiscal year ended March 31, 2026.

The Company issued a full detailed presentation of its fourth quarter and full fiscal year 2026 results, which can be accessed on the Company’s Shareholders website at https://shareholders.hamiltonlane.com/.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on June 18, 2026 that will be paid on July 7, 2026. The target full-year dividend of $2.40 represents a 11% increase from the prior fiscal year dividend.

Stock Repurchase Plan
Hamilton Lane announced today that its board of directors approved an increase in the authorization under the Company’s existing stock repurchase program to $100 million of its Class A common stock, net of amounts already repurchased under the prior authorization, with no share count or duration limitations.

Conference Call
Hamilton Lane will discuss fourth quarter and full fiscal year 2026 results in a webcast and conference call today, Thursday, May 21, 2026, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website (https://shareholders.hamiltonlane.com/) at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 785 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $1 trillion in assets under management and supervision, composed of $141.8 billion in discretionary assets and $905.3 billion in non-discretionary assets, as of March 31, 2026. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part

I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the Securities and Exchange Commission, including our upcoming Annual Report on Form 10-K for fiscal 2026. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 609 954 3902

Media Contact
Tia Wilson
twilson@hamiltonlane.com
+1 484 816 6982

Fiscal Year 2026 Fourth Quarter and Full Year Results May 21, 2026

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Co-Chief Executive Officer Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

Condensed Consolidated Statements of Income (Unaudited)

- GAAP net income was $114.2 million for the quarter and $387.7 million for fiscal 2026. GAAP net income attributable to Hamilton Lane Incorporated was $66.2 million for the quarter and $249.2 million for fiscal 2026.

	Three Months Ended March 31,			Year Ended March 31,		
(Dollars in thousands except share and per share amounts)	2025	2026	% Change	2025	2026	% Change
Management and advisory fees	$127,838	$155,216	21 %	$513,864	$584,216	14 %
Incentive fees	70,135	38,387	(45) %	198,296	170,575	(14) %
Consolidated Funds and Partnerships:						
Incentive fees	—	(37)	N/A	803	4,202	423 %
Total revenues	**197,973**	**193,566**	**(2)%**	**712,963**	**758,993**	**6 %**
Compensation and benefits	79,088	75,089	(5) %	274,497	299,575	9 %
General, administrative and other	34,074	35,256	3 %	120,929	132,078	9 %
Consolidated Funds and Partnerships:						
General, administrative and other	783	973	24 %	985	2,397	143 %
Total expenses	**113,945**	**111,319**	**(2)%**	**396,411**	**434,050**	**9 %**
Equity in income of investees	3,643	11,109	205 %	29,016	51,923	79 %
Interest expense	(3,815)	(3,579)	(6) %	(13,332)	(14,952)	12 %
Interest income	2,942	2,989	2 %	7,874	11,083	41 %
Non-operating (loss) gain, net	(3,271)	(629)	(81) %	8,434	2,466	(71) %
Consolidated Funds and Partnerships:						
Equity in (loss) income of investees	(623)	(346)	(44) %	1,613	1,509	(6) %
Net gain on investments	5,294	37,603	610 %	11,915	83,750	603 %
Interest expense	—	—	N/A	—	—	N/A
Interest income	60	448	646 %	205	2,201	974 %
Total other income (expense)	**4,230**	**47,595**	**1,025 %**	**45,725**	**137,980**	**202 %**
Income before income taxes	**88,258**	**129,842**	**47 %**	**362,277**	**462,923**	**28 %**
Income tax expense	14,954	15,594	4 %	48,509	75,203	55 %
Net income	**73,304**	**114,248**	**56 %**	**313,768**	**387,720**	**24 %**
Less: Income attributable to non-controlling interests in Consolidated Funds and Partnerships	616	24,185	3,826 %	3,508	44,166	1,159 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	22,189	23,890	8 %	92,843	94,374	2 %
Net income attributable to Hamilton Lane Incorporated	**$ 50,499**	**$ 66,173**	**31 %**	**$ 217,417**	**$ 249,180**	**15 %**
Basic earnings per share of Class A common stock	$1.24	$1.58	28 %	$5.45	$5.99	10 %
Diluted earnings per share of Class A common stock	$1.23	$1.57	28 %	$5.41	$5.92	9 %
Weighted-average shares of Class A common stock outstanding - basic	40,577,570	41,755,540		39,922,212	41,605,636	
Weighted-average shares of Class A common stock outstanding - diluted	41,008,195	54,417,274		40,307,818	54,469,393	
Net income attributable to Hamilton Lane Incorporated / total revenues	26 %	34 %		30 %	33 %	

Hamilton Lane | Global Leader in the Private Markets

3

Non-GAAP Financial Measures

(Dollars in thousands except per share amounts)	Three Months Ended March 31, 2025	2026	% Change	Year Ended March 31, 2025	2026	% Change
Fee Related Earnings[1]						
Fee related management and advisory fees[2]	$127,838	$155,360	22 %	$513,864	$584,686	14 %
Fee related performance revenues	58,359	24,820	(57)%	59,587	102,502	72 %
Total fee related revenues	186,197	180,180	(3)%	573,451	687,188	20 %
Fee related compensation and benefits expense[2]	61,769	54,982	(11)%	176,052	210,560	20 %
Fee related general, administrative and other expenses[2]	34,080	35,262	3 %	120,934	132,118	9 %
Fee related expenses	95,849	90,244	(6)%	296,986	342,678	15 %
Fee Related Earnings	**$90,348**	**$89,936**	**(0)%**	**$276,465**	**$344,510**	**25 %**
Fee Related Earnings Margin	**49 %**	**50 %**		**48 %**	**50 %**	
Additional Financial Metrics						
Adjusted net income[1]	$66,058	$81,039	23 %	$273,741	$321,187	17 %
Non-GAAP earnings per share[1]	$1.21	$1.49	23 %	$5.04	$5.90	17 %
Adjusted EBITDA[1]	$101,691	$103,530	2 %	$366,069	$407,636	11 %
Incentive fees	$70,135	$38,350	(45)%	$199,099	$174,777	(12)%

[1] Fee Related Earnings, adjusted net income, Non-GAAP earnings per share, and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.

[2] Fee related management and advisory fees, fee related compensation and benefits expenses, and fee related general, administrative and other expenses are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.

Hamilton Lane | Global Leader in the Private Markets

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5Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $142 billion and $82 billion, respectively, as of March 31, 2026, increases of 3% and 13%, respectively, compared to March 31, 2025 • Fee Related Earnings1 increased 25% compared to fiscal 2025 Dollars in millions except per share amounts Q4 FY26 FY26 vs. FY25 Management and advisory fees $155.2 $584.2 14 % Net income attributable to Hamilton Lane Incorporated $66.2 $249.2 15 % GAAP EPS $1.57 $5.92 9 % Adjusted net income1 $81.0 $321.2 17 % Non-GAAP EPS1 $1.49 $5.90 17 % Fee Related Earnings1 $89.9 $344.5 25 % Adjusted EBITDA1 $103.5 $407.6 11% • Declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on June 18, 2026 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 through 22 of this presentation. Period Highlights Period Highlights

6Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3/31/26 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 3 % AUA: 10% $1T AUM & AUA 1 CAGR: 17% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $905 $142 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $120 $783 $821 $135 $146 $871

7Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $31 $35 $38 $39 $41 $18 $23 $28 $33 $41 Customized Separate Accounts Specialized Funds Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM *Numbers may not tie due to rounding Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 9th credit-oriented fund and 2nd infrastructure fund • Fundraising 6th direct equity fund, 3rd impact fund, and evergreen funds $57 $72 $49 $66 $82 Fee-Earning AUM Driving Revenues .59% .63% .65% .67%

8Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $1.6 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Direct equity fund • Impact fund • Evergreen funds • $7.9 billion year-over-year increase in FEAUM • Closings during Q4 FY26: ◦ Direct equity fund: $691M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $85.8 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees
YTD


Y-o-Y Change: 14%
USD in Millions
$514
$584
FY25
FY26

Long-Term Growth


CAGR: 15%
USD in Millions
$289
$584
FY21
FY26

- Recurring management and advisory fees represented an average of over 75% of total revenues over the past five fiscal years
- Y-o-Y increase of 14%
- $2.2 million in retroactive fees from our latest direct equity fund in the quarter

Incentive Fees
YTD


Y-o-Y Change: (12)%
USD in Millions
$199
$175
FY25
FY26

Long-Term Growth


CAGR: 27%
USD in Millions
$52
$175
FY21
FY26

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.5 billion as of 3/31/26 diversified across 3,000+ assets and over 120 funds
- Timing of realizations unpredictable

Total Revenues
YTD


Y-o-Y Change: 6%
USD in Millions
$713
$759
FY25
FY26

Long-Term Growth


CAGR: 17%
USD in Millions
$342
$759
FY21
FY26

- Total revenues increased by 6% Y-o-Y, driven by management and advisory fees

Hamilton Lane | Global Leader in the Private Markets
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11Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,221 $1,260 $1,546 100 113 124 Unrealized Carried Interest Vehicles in Unrealized Carry Position Mar-24 Mar-25 Mar-26 0 20 40 60 80 100 120 140 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 Unrealized Carry by Age < 5 years 27% 5-8 years 43% 8-12 years 23% > 12 years 7% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD


Y-o-Y Change: 15%
USD in Millions
$217
$249
FY25
FY26

Long-Term Growth


CAGR: 21%
USD in Millions
$98
$249
FY21
FY26

- $66M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD


Y-o-Y Change: 11%
USD in Millions
$366
$408
FY25
FY26

Long-Term Growth


CAGR: 19%
USD in Millions
$168
$408
FY21
FY26

- Y-o-Y increase of 11% driven by growth in management and advisory fees

Fee Related Earnings[1]

YTD


Y-o-Y Change: 25%
USD in Millions
$276
$345
FY25
FY26

Long-Term Growth


CAGR: 20%
USD in Millions
$138
$345
FY21
FY26

- Y-o-Y growth of 25%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

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13Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $374 $514 $588 $632 $761 $1,301 Mar-21 Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 • For March 31, 2026, the total investment balance consisted primarily of: ◦ ~$568M in investments in our funds ◦ ~$526M in Consolidated Funds and Partnerships ◦ ~$207M in technology related and other investments • Modest leverage • $278M of debt as of March 31, 2026 U S D in M ill io ns Leverage $196 $290 $278 Mar-24 Mar-25 Mar-26 $0 $100 $200 $300 $400 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

15Hamilton Lane | Global Leader in the Private Markets Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2025 2026 % Change 2025 2026 % Change Management and advisory fees Specialized funds $79,348 $103,274 30% $315,214 $374,405 19 % Customized separate accounts 32,264 35,080 9% 134,400 141,535 5 % Advisory 5,486 4,746 (13) % 22,806 20,473 (10) % Reporting, monitoring, data and analytics 8,020 9,402 17% 29,244 35,766 22 % Distribution management 702 288 (59) % 2,619 2,170 (17) % Fund reimbursement revenue 2,018 2,426 20% 9,581 9,867 3 % Total management and advisory fees $127,838 $155,216 21% $513,864 $584,216 14 % Reporting and other: 8% Customized separate accounts: 24% Specialized funds: 64% Advisory: 4% Year Ended March 31, 2026 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended March 31, 2025	2026	% Change	Year Ended March 31, 2025	2026	% Change
Incentive fees						
Direct equity funds	$3,250	$7,467	130 %	$14,949	$22,320	49 %
Secondary funds	2,029	—	(100) %	46,601	520	(99) %
Direct credit funds	1,688	—	(100) %	14,963	6,997	(53) %
Evergreen funds	61,162	28,410	(54) %	69,603	116,156	67 %
Other specialized funds	1,050	1,244	18 %	36,779	4,502	(88) %
Customized separate accounts	956	1,229	29 %	16,204	24,282	50 %
Incentive fees	**$70,135**	**$38,350**	**(45)%**	**$199,099**	**$174,777**	**(12)%**

	As of March 31, 2025	December 31, 2025	March 31, 2026	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$9	$9	$0	(100) %	(100) %
Secondary Fund III	189	108	83	(56) %	(23) %
Secondary Fund IV	68,613	68,923	62,927	(8) %	(9) %
Secondary Fund V	141,889	153,825	151,518	7 %	(1) %
Secondary Fund VI	75,597	136,043	138,390	83 %	2 %
Co-investment Fund II	25,989	19,725	19,631	(24) %	0 %
Co-investment Fund III	40,029	38,887	36,855	(8) %	(5) %
Co-investment Fund IV	152,905	162,392	158,917	4 %	(2) %
Equity Opportunities Fund V	49,093	59,901	67,462	37 %	13 %
Equity Opportunities Fund VI	—	3,149	4,273	N/A	36 %
Evergreen funds	157,461	216,294	239,544	52 %	11 %
Other specialized funds	122,945	146,214	158,545	29 %	8 %
Customized separate accounts	425,558	487,281	508,213	19 %	4 %
Total allocated carried interest	**$1,260,277**	**$1,492,751**	**$1,546,358**	**23 %**	**4 %**

Hamilton Lane | Global Leader in the Private Markets 16

17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) March 31, 2025 December 31, 2025 March 31, 2026 YoY % Change QoQ % Change Assets under management / advisement Assets under management $138,295 $146,118 $141,834 3% (3) % Assets under advisement 819,473 871,494 905,317 10% 4 % Total assets under management /advisement $957,768 $1,017,612 $1,047,151 9% 3 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $39,783 $40,797 $41,077 3% 1 % Contributions 1,939 1,345 1,951 1% 45 % Distributions (2,244) (1,084) (2,099) (6) % 94 % Foreign exchange, market value and other (135) 19 14 N/A (26) % Balance, end of period $39,343 $41,077 $40,943 4% (0) % Specialized funds Balance, beginning of period $31,211 $35,622 $38,065 22% 7 % Contributions 1,593 2,655 2,693 69% 1 % Distributions (427) (784) (613) 44% (22) % Foreign exchange, market value and other 327 572 424 30% (26) % Balance, end of period $32,704 $38,065 $40,569 24% 7 % Total Balance, beginning of period $70,994 $76,419 $79,142 11% 4 % Contributions 3,532 4,000 4,644 31% 16 % Distributions (2,671) (1,868) (2,712) 2% 45 % Foreign exchange, market value and other 192 591 438 128% (26) % Balance, end of period $72,047 $79,142 $81,512 13% 3 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2025 March 31, 2026 Assets Cash and cash equivalents $229,161 $360,955 Restricted cash 6,331 8,008 Fees receivable 181,411 151,824 Prepaid expenses 11,258 13,783 Due from related parties 16,217 23,831 Furniture, fixtures and equipment, net 37,586 35,017 Lease right-of-use assets, net 61,413 61,405 Investments 664,354 774,443 Deferred income taxes 308,525 293,092 Other assets 28,827 43,336 Assets of Consolidated Funds and Partnerships: Cash and cash equivalents 48,112 2,941 Investments 96,700 526,078 Other assets 460 10,183 Total assets $1,690,355 $2,304,896 Liabilities and equity Accounts payable $5,469 $5,659 Accrued compensation and benefits 48,556 84,154 Accrued members’ distributions 26,810 27,066 Accrued dividend 20,233 22,520 Debt 290,303 278,420 Payable to related parties pursuant to tax receivable agreement 240,648 235,425 Lease liabilities 78,017 78,059 Other liabilities (includes $12,190 and $0 at fair value) 55,502 36,724 Liabilities of Consolidated Funds and Partnerships: Subscriptions in advance — 55,561 Other liabilities 922 14,769 Total liabilities 766,460 838,357 Total equity 923,895 1,466,539 Total liabilities and equity $1,690,355 $2,304,896 Condensed Consolidated Balance Sheets (Unaudited)

Condensed Consolidated Statements of Cash Flows (Unaudited)

(Dollars in thousands)	Year Ended March 31, 2024	2025	2026
Operating activities			
Net income	$227,207	$313,768	$387,720
Adjustments to reconcile net income to net cash provided by operating activities:			
Depreciation and amortization	8,186	9,285	9,878
Change in deferred income taxes	16,697	12,081	28,424
Change in payable to related parties pursuant to tax receivable agreement	318	2,122	(3,503)
Equity-based compensation	12,133	31,407	50,867
Equity-based consideration payable to customer	—	—	281
Equity in income of investees	(34,893)	(29,016)	(51,923)
Net realized loss (gain) on sale of investments	288	(654)	—
Fair value adjustment of other investments	333	(10,147)	(413)
Proceeds received from Funds	28,254	47,250	35,102
Non-cash lease expense	8,696	9,007	9,570
Other	706	1,211	2,866
Changes in operating assets and liabilities	(41,931)	(57,788)	37,856
Consolidated Funds and Partnerships	(105,142)	(27,706)	(81,808)
Net cash provided by operating activities	**$120,852**	**$300,820**	**$424,917**
Investing activities			
Purchase of furniture, fixtures and equipment	$(11,073)	$(12,156)	$(5,844)
Purchase of investments and convertible notes	(14,352)	(12,692)	(15,000)
Proceeds from sale of investments	1,343	6,948	—
Net proceeds from sale of Consolidated Fund	—	—	22,135
Proceeds from sale of intangible assets	3,305	2,078	—
Distributions received from Funds	14,147	22,696	12,014
Contributions to Funds	(57,722)	(58,408)	(96,739)
Consolidated Funds and Partnerships	(57,832)	(66,042)	(411,388)
Net cash used in investing activities	**$(122,184)**	**$(117,576)**	**$(494,822)**
Financing activities			
Proceeds from offering	$201,671	$248,403	$55,484
Purchase of membership interests	(201,671)	(248,403)	(55,484)
Borrowings of debt, net of deferred financing costs	—	97,658	—
Repayments of long term debt	(2,500)	(3,750)	(12,500)
Draw-down of revolver	10,000	—	—
Repayment of revolver	(25,000)	—	—
Shares repurchased and retired	—	—	(19,986)
Repurchase of Class B common stock	(2)	(2)	—
Repurchase of Class A common stock for employee tax withholding	(3,507)	(5,468)	(4,613)
Proceeds received from issuance of shares under Employee Share Purchase Plan	2,253	2,797	3,124
Payments to related parties pursuant to the tax receivable agreement	(11,123)	(11,924)	(12,000)
Dividends paid	(65,406)	(75,997)	(87,711)
Members' distributions paid	(43,872)	(43,803)	(54,125)
Consolidated Funds and Partnerships	143,556	21,332	343,588
Net cash provided by (used in) financing activities	**$4,399**	**$(19,157)**	**$155,777**
Effect of exchange rate changes on cash and cash equivalents	—	(102)	2,428
Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships	3,067	163,985	88,300
Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at beginning of the year	116,552	119,619	283,604
Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at end of the year	**$119,619**	**$283,604**	**$371,904**

Hamilton Lane | Global Leader in the Private Markets 19

Non-GAAP Reconciliation

Reconciliation from Net Income

	Year Ended March 31,		Three Months Ended March 31,		Year Ended March 31,	
	2021	2026	2025	2026	2025	2026
Net income attributable to Hamilton Lane Incorporated	**$98,022**	**$249,180**	**$50,499**	**$66,173**	**$217,417**	**$249,180**
Income attributable to non-controlling interests in Consolidated Funds and Partnerships	(250)	44,166	616	24,185	3,508	44,166
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	69,720	94,374	22,189	23,890	92,843	94,374
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	1,293	—	—	—	—	—
Incentive fees	(52,191)	(174,777)	(70,135)	(38,350)	(199,099)	(174,777)
Incentive fee related compensation [1]	23,576	38,148	5,593	7,420	66,254	38,148
Fee related performance revenues	1,814	102,502	58,359	24,820	59,587	102,502
Equity-based compensation	7,079	50,867	11,726	12,687	31,407	50,867
SPAC related compensation	1,686	—	—	—	—	—
SPAC related general, administrative and other expenses	378	—	—	—	—	—
Consolidated Fund related general, administrative and other expenses	—	2,357	777	968	980	2,357
Management fees related to Consolidated Funds	—	470	—	144	—	470
Non-operating income related compensation	—	—	—	—	784	—
Income tax expense	24,417	75,203	14,954	15,594	48,509	75,203
Other income (expense)	(37,474)	(137,980)	(4,230)	(47,595)	(45,725)	(137,980)
Fee Related Earnings	**$138,070**	**$344,510**	**$90,348**	**$89,936**	**$276,465**	**$344,510**
Depreciation and amortization	4,134	9,878	2,218	2,403	9,285	9,878
Incentive fees	52,191	174,777	70,135	38,350	199,099	174,777
Incentive fees attributable to non-controlling interests	(756)	(179)	—	—	(29)	(179)
Incentive fee related compensation [1]	(23,576)	(38,148)	(5,593)	(7,420)	(66,254)	(38,148)
SPAC related compensation	(1,686)	—	—	—	—	—
Fee related performance revenues	(1,814)	(102,502)	(58,359)	(24,820)	(59,587)	(102,502)
Non-operating income related compensation	—	—	—	—	(784)	—
Fee related performance revenues related to Consolidated Funds	—	8,217	—	2,091	—	8,217
Interest income	1,676	11,083	2,942	2,989	7,874	11,083
Adjusted EBITDA	**$168,239**	**$407,636**	**$101,691**	**$103,530**	**$366,069**	**$407,636**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$50,499**	**$66,173**	**$217,417**	**$249,180**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			22,189	23,890	92,843	94,374
Income tax expense			14,954	15,594	48,509	75,203
Adjusted pre-tax net income			**87,642**	**105,657**	**358,769**	**418,757**
Adjusted income taxes [2]			(21,584)	(24,618)	(85,028)	(97,570)
Adjusted net income			**$66,058**	**$81,039**	**$273,741**	**$321,187**
Weighted-average shares of Class A common stock outstanding - diluted			41,008,195	54,417,274	40,307,818	54,469,393
Exchange of Class B and Class C units in HLA			13,388,558	—	14,016,324	—
Adjusted shares outstanding [3]			**54,396,753**	**54,417,274**	**54,324,142**	**54,469,393**
Non-GAAP EPS			**$1.21**	**$1.49**	**$5.04**	**$5.90**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.3% for the years ended March 31, 2025 and 2026, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.3% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.3%.
3 Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement. For the year ended March 31, 2026 , the full exchange of Class B and Class C units is already included within the GAAP weighted-average shares of Class A common stock outstanding - diluted.

Hamilton Lane | Global Leader in the Private Markets

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21Hamilton Lane | Global Leader in the Private Markets Non-GAAP Reconciliations Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2025 2026 % Change 2025 2026 % Change Management and advisory fees $127,838 $155,216 21% $513,864 $584,216 14 % Management fees related to Consolidated Funds — 144 N/A — 470 N/A Fee related management and advisory fees $127,838 $155,360 22% $513,864 $584,686 14 % Compensation and benefits $79,088 $75,089 (5) % $274,497 $299,575 9 % Incentive fee related compensation (5,593) (7,420) 33% (66,254) (38,148) (42) % Equity-based compensation (11,726) (12,687) 8% (31,407) (50,867) 62 % Non-operating income related compensation — — N/A (784) — N/A Fee related compensation and benefits expenses $61,769 $54,982 (11) % $176,052 $210,560 20 % General, administrative and other $34,074 $35,256 3% $120,929 $132,078 9 % Consolidated Partnership related general, administrative and other 6 6 — % 5 40 700 % Fee related general, administrative and other expenses $34,080 $35,262 3% $120,934 $132,118 9%

22Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) Non-operating gain (loss), net and (f) certain other significant items that we believe are not indicative of our core performance. Adjusted EBITDA also includes fee related performance revenues related to Consolidated Funds and management fees related to Consolidated Funds. Fee Related Earnings ("FRE") is used to highlight earnings from revenues that are measured and received on a recurring basis. FRE represents net income excluding (a) incentive fees, net of fee related performance revenues, and related compensation, (b) equity-based compensation, (c) interest income and expense, (d) income tax expense, (e) equity in income of investees, (f) non-operating gain (loss), net and (g) certain other significant items that we believe are not indicative of our core performance. FRPR includes incentive fees from Consolidated Funds that are eliminated under GAAP. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Fee Related Earnings Margin ("FRE Margin") represents the ratio of FRE to total fee related revenues. We believe FRE Margin is useful to investors as it provides the percentage of total fee related revenues represented by FRE. Fee related management and advisory fees represent the management and advisory fees included in FRE. Fee related management and advisory fees include management and advisory fees earned from Consolidated Funds that are eliminated under GAAP. We believe fee related management and advisory fees is useful to investors because it allows them to analyze the components of FRE. Fee related compensation and benefits expenses ("FRE Comp") represent the compensation and benefits included in FRE. FRE Comp excludes incentive fee related compensation, equity-based compensation, and non-operating income related compensation. We believe FRE Comp is useful to investors as it aggregates the relevant individual components of compensation and benefits to be subtracted from total fee related revenues in arriving at FRE. Fee related general, administrative and other expenses ("FRE G&A") represent the general, administrative and other expenses included in FRE. FRE G&A excludes general, administrative and other expenses incurred directly by Consolidated Funds. We believe FRE G&A is useful to investors as it aggregates the relevant individual components of general, administrative and other expenses to be subtracted from total fee related revenues in arriving at FRE. Fee related performance revenues ("FRPR") are incentive fees expected to be measured and received from certain of our funds on a recurring basis and are not dependent on realization events of the fund’s underlying investments. FRPR includes incentive fees earned from Consolidated Funds that are eliminated under GAAP. We believe FRPR is useful to investors because it provides additional insight into our recurring revenues. Beginning in the fourth quarter of fiscal 2025, we modified our definition of FRE to exclude equity-based compensation and include FRPR. Equity-based compensation is non-cash compensation provided to retain employees and align employee and stockholder interest. It is not directly correlated with our operating results. FRPR is expected to be received on a recurring basis depending upon performance of certain funds that pay incentive fees on a high-water mark basis. We believe that reporting non-GAAP results inclusive of these changes provides a supplemental view of our ongoing performance that is useful and relevant to our investors. As a result of the change, prior period amounts have been recast to reflect the updated presentation. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the years ended March 31, 2026 and 2024 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. The Company consolidates funds (“Consolidated Funds”) and general partner entities that are not wholly-owned (“Partnerships”) over which it exercises control either by holding majority voting interests or as the primary beneficiary, possessing both decision making authority and the right to receive economic benefits. Terms

23Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the Securities and Exchange Commission, including our upcoming Annual Report on Form 10-K for fiscal 2026. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of May 21, 2026 Disclosures